SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of
earliest event reported): July 31, 1998



                            WOODHEAD INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



  Delaware                             0-5971                       36-1982580
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(State or other jurisdiction of    (Commission File No.)         (IRS Employer
incorporation or organization)                           Identification Number)


Three Parkway North, Suite 550, Deerfield, Illinois                      60015
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code           (847) 236-9300
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                                       N/A
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         (Former name or former address, if changed since last report.)


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

         On July 31, 1998, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of July 2, 1998, by and among S-S Technologies Inc.("Technologies"), S-S Technologies Holdings Ltd.("Holdings"), the Registrant, and Woodhead Canada Limited, a wholly owned subsidiary of the Registrant, Woodhead Canada Limited acquired the business and certain of the assets of the SST division of Technologies, located in Ontario, Canada, in exchange for an aggregate purchase price of Can $51,419,342 (approximately US $34.9 million), consisting of cash of Can $42,453,836 and 400,000 shares of the Registrant's common stock. The amount of such consideration was determined by negotiations among the parties and, from the standpoint of the Registrant, involved consideration of a number of factors, including the financial condition, earnings and prospects of SST and the nature of SST's business. The assets acquired consist primarily of software, customer lists and computer and other office equipment. The funds used to finance the transaction were obtained under a new credit facility obtained by Woodhead Canada Limited from the Harris Trust and Savings Bank.

         Prior to the transaction, there were no material relationships between Technologies, Holdings and the Registrant or any of the Registrant's affiliates, directors or officers or any associates of such directors and officers.

         SST manufactures, distributes and sells interface cards, gateways and related software for connecting devices and controllers to industrial networks.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

A.       Financial Statements of Business Acquired

         In accordance with the requirements of Item 7(a) of Form 8-K, the requisite financial statements will be filed not later than October 14, 1998.

B.       Pro Forma Financial Information

         In accordance with the requirements of Item 7(b) of Form 8-K, the requisite pro forma financial information will be filed not later than October 14, 1998.

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C.       Exhibits

         2.1 Asset Purchase Agreement dated as of July 2, 1998 by and among S-S Technologies Inc., S-S Technologies Holdings Ltd., the Registrant, and Woodhead Canada Limited.

         2.2 Letter Agreement dated July 31, 1998 between Woodhead Industries, Inc. and S-S Technologies Inc.

         2.3 Credit Agreement dated as of July 30, 1998 between Woodhead Canada Limited and Harris Trust and Savings Bank.


ITEM 9.    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         On July 31,1998, the Registrant issued a total of 400,000 shares of its common stock, par value $1.00, in partial consideration for the acquisition of the business and certain of the assets of the SST division of Technologies. The shares of the Registrant's stock were issued pursuant to Regulation S and in connection with the Asset Purchase Agreement. Technologies and Holdings, as controlling stockholder of Technologies, have represented that neither they nor any of their beneficial owners are U. S. persons. The sale and issuance occurred in Canada in an offshore transaction, offering restrictions were implemented pursuant to the Asset Purchase Agreement, and the transaction was otherwise in compliance with Regulation S. There were no underwriters or other distributors.




                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 14, 1998                                 Woodhead Industries, Inc.



                                                By:  /s/ C. Mark DeWinter
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                                                     C. Mark DeWinter,
                                                     Chairman, President and
                                                     Chief Executive Officer

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